EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned President and Sole Executive Officer of the Company, certifies, that to his knowledge:

1)     SIN Holding, Inc.'s Form 10-KSB/A for the annual period ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)     the information contained in SIN Holdings, Inc.’s Form 10-KSB/A for the annual period ended December 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 4, 2008

/s/ Steve S. Sinohui Steve S. Sinohui, Chief Executive Officer and Chief Financial Officer